                                                                CONFORMED COPY

                                                                 Exhibit 26(b)

================================================================================


                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)           [__]


                       -------------------------------


                            THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


   New York                                               13-5160382
   (State of incorporation                                (I.R.S. employer
   if not a U.S. national bank)                           identification no.)

   48 Wall Street, New York, N.Y.                         10286
   (Address of principal executive offices)               (Zip code)


                       -------------------------------


                               PHH CORPORATION
             (Exact name of obligor as specified in its charter)


   Maryland                                               52-0551284
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification no.)

   11333 McCormick Road
   Hunt Valley, Maryland                                  21031
   (Address of principal executive offices)               (Zip code)


                       -------------------------------


                               Debt Securities
                     (Title of the indenture securities)


===============================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                    Name                                        Address
- --------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20549

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                    NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                  SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of February, 1994.


                                            THE BANK OF NEW YORK



                                            By:        Lloyd A. McKenzie
                                                -------------------------------
                                                Name:  Lloyd A. McKenzie
                                                Title: Assistant Vice President

                                                                      Exhibit 7

          -------------------------------------------------------------------
                         Consolidated Report of Condition of

                                 THE BANK OF NEW YORK
                       of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close of business
          September 30, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                          Dollar Amounts
                                                            in Thousands
          ASSETS
          Cash and balances due from depository
            institutions:
            Noninterest-bearing balances and
              currency and coin ..................           $ 4,112,299
              Interest-bearing balances ........                 607,187
          Securities ...........................               3,712,310
          Federal funds sold in domestic offices
            of the bank ........................                 613,944
          Loans and lease financing receivables:
            Loans and leases, net of unearned
              income ................ 23,923,315
            Less Allowance for loan and lease
              losses ................... 800,277
            Less allocated transfer risk
              reserve ................... 35,768
            Loans and leases, net of unearned
              income, allowance and reserve ....              23,087,270
          Assets held in trading accounts ......                 959,333
          Premises and fixed assets (including
            capitalized leases) ................                 664,500
          Other real estate owned ..............                 102,235
          Investments in unconsolidated subsi-
            diaries and associated companies ...                 170,664
          Customers liability to this bank on
            acceptances outstanding ............                 909,084
          Intangible assets ....................                  45,858
          Other assets..........................               1,562,551
                                                             -----------
          Total assets                                       $36,547,235
                                                             ===========

          LIABILITIES
          Deposits:
            In domestic offices ................             $19,443,240
            Noninterest-bearing ...... 7,387,665
            Interest-bearing ........ 12,055,575
            In foreign offices, Edge and Agree-
              ment Subsidiaries, and IBFs ......               8,104,447
            Noninterest-bearing ........ .80,823
            Interest-bearing ......... 8,023,624
          Federal funds purchased and securities
            sold under agreements to repurchase
            in domestic offices of the bank and
            of its Edge and Agreement subsi-
            diaries, and in IBFs:
            Federal funds purchased ............               1,505,573
            Securities sold under agreements to
              repurchase .......................                  48,225
          Demand notes issued to the U.S.
            Treasury ...........................                 300,000
          Other borrowed money .................               1,082,537
          Bank's liability on acceptances exe-
            cuted and outstanding ..............                 909,970
          Subordinated notes and debentures ....               1,070,780
          Other liabilities ....................               1,305,376
                                                             -----------
          Total liabilities ....................              33,770,148
                                                             ===========

          EQUITY CAPITAL
          Perpetual preferred stock and related
            surplus ...........................                   75,000
          Common stock ........................                  942,284
          Surplus .............................                  474,677
          Undivided profits and capital
            reserves ..........................                1,291,716
          Cumulative foreign Currency transla-
            tion adjustments ..................              (     6,590)
                                                             -----------
          Total equity capital ................                2,777,087
                                                             -----------
          Total liabilities, limited-life pre-
            ferred stock, and equity capital ..              $36,547,235
                                                             ===========


             I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

             We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                              ))
             J. Carter Bacot   )
             Alan R. Griffith  ))    Directors
             Thomas A. Renyi   )
                              ))


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